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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, No. 33- 8300, No. 333-8368, No. 333-11218 and No.
333-53594 of Sulzer Medica Ltd of our report dated March 2, 2001, relating to the financial statements, which appears in the Annual Report to Shareholders.


PricewaterhouseCoopers AG


 /s/ R. RAUSENBERGER                        /s/ S. HAAG
----------------------------------          -----------------------------------
       R. Rausenberger                                    S. Haag

Winterthur, Switzerland, March 29, 2002